SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                 FORM 8-K



                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  April 22, 2004



                              LANDAUER, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)



                                 Delaware
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              (State or Other Jurisdiction of Incorporation)



             1-9788                               06-1218089
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     (Commission File Number)        (I.R.S. Employer Identification No.)



2 Science Road, Glenwood, Illinois                  60425
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(Address of Principal Executive Offices)          (Zip Code)



                              (708) 755-7000
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           (Registrant's Telephone Number, Including Area Code)



                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            99.1  News Release, dated April 22, 2004



ITEM 9.   REGULATION FD DISCLOSURE

      On April 22, 2004, Landauer, Inc. ("LDR") issued a News Release announcing its earnings for the second quarter of 2004. A copy of the News Release is furnished as Exhibit 99.1 to this Report.

      This Current Report on Form 8-K and the News Release is being furnished pursuant to Item 12, Results of Operations and Financial Condition, in accordance with the guidance provided in SEC Release Nos. 33-8216 and 34-47583.

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    LANDAUER, INC.



                                    /s/ James M. O'Connell
                                    ----------------------------
                                    James M. O'Connell
                                    Vice President and Treasurer
                                    (Principal Financial and
                                    Accounting Officer)




Dated:  April 29, 2004

                               EXHIBIT INDEX

EXHIBIT
  NO.      DESCRIPTION
------     -----------

99.1       News Release, dated April 22, 2004